                                                                 Exhibit 10-15.4

                   AGREEMENT OF SETTLEMENT AND GENERAL RELEASE

                  WHEREAS, The Manufacturers Life Insurance Company, ("Manulife") issued a life insurance policy to Barry H. Frank and Robert Shein as Trustees of the Weiner Family Irrevocable Insurance Trust dated October 27, 1986,("Owners/Trustees") on the joint lives of Warren Weiner and Penny Weiner, (the "Insureds"), policy number 3,779,931-9, (the "policy"); and

                  WHEREAS, a dispute has arisen between Manulife on the one hand and the Owners/Trustees and Insureds on the other with respect to the nature and extent of premiums and coverages under said policy; and

                  WHEREAS, the parties desire to settle and compromise their differences amicably;

This agreement shall be effective on the date last written below;

                  NOW, THEREFORE, IT IS AGREED that in consideration of the mutual covenants contained herein, the sufficiency and adequacy of which are mutually acknowledged;

                  1. Manulife shall adjust the illustrated policy values to match the attached Appendix "A" (illustration dated February 1, 1996) which is incorporated herein by reference, such that policy loans outstanding on February 1, 1996 are reduced by $85,105.00. The surrender of the policy prior to the death of the Insureds will result in an adjustment of the cash surrender value not to exceed $85,105.00.

                  2. Manulife shall adjust the illustrated policy values to implement a reduction in the face amount of the policy from $20,000,000.00 to $15,000,000.00 effective February 1, 1997 as reflected in the attached Appendix "A". Any then available policy guaranteed cash value will be used to purchase paid up additions.

                  3. The Owners/Trustees will pay $147,423.00 into the policy within 30 days of the date of this agreement and this money will be used to eliminate any remaining indebtedness on the policy as though the payment had been made February 1, 1996 such that the current policy debt will incur no further loan interest charges as of that date as depicted in the attached Appendix "A".

                  4. The payment made by Manulife referred to above is not nor shall it be construed as an admission of fault or liability and is made solely in the interest of resolving a disputed matter. This Agreement and General Release, including the consideration provided, shall be kept strictly confidential and shall not be hereafter disclosed to any third parties by the Insureds or Owners/Trustees except by permission of Manulife, or as may be necessary for tax and estate planning purposes, an order of the court, or other legal process. Any disclosure to third parties for tax and estate planning purposes shall be accompanied by a disclosure of this confidentiality provision and an agreement on the part of such third party to keep this Agreement and General Release, including the consideration provided, confidential. Breach of this provision is likely to lead to serious consequential damages to Manulife and its agent by virtue of the existence of unresolved and disputed fact matters and damages arising therefrom would be difficult to resolve in the event of such breach. Consequently, the parties hereto stipulate that damages arising from a breach shall cause the policy values to be readjusted to reverse the change described in paragraphs one (1) and two (2) herein. This shall be done upon proof of a substantial breach of this provision subsequent to the date of this agreement, by either the Insureds or the Owners/Trustees in its capacity as Trustee, in a Federal or State court in Pennsylvania.

                  5. The undersigneds, jointly and severally, on their own behalf, and that of their heirs, successors and assigns, hereby release, acquit and discharge Manulife and any of their agents, officers, employees, directors, successors and assigns of and from any and all claims and causes of action, of any name and nature arising from the sale, solicitation, purchase or issuance of the policy described herein including any act, omission, transaction, dealing, conduct or negotiation of any kind whatsoever arising from the solicitation, purchase or issuance of any contract with Manulife. Insureds do not waive any rights under the contract itself.


DATED this 5th day of May, 1998.


MANULIFE                          The Manufacturers Life Insurance Company


                                  BY:  /s/ Paul L. Gallagher
                                       -----------------------------------------
                                       Paul L. Gallagher

                                  ITS: Assistant Vice President & Senior Counsel

INSUREDS
                                       /s/ Warren Weiner
                                       -----------------------------------------
                                       Warren Weiner


                                       /s/ Penny Weiner
                                       -----------------------------------------
                                       Penny Weiner



OWNERS/TRUSTEES                        /s/ Barry H. Frank
                                       -----------------------------------------
                                       Barry H. Frank



                                       /s/ Robert Shein
                                       -----------------------------------------
                                       Robert Shein

                          ADVANCED SURVIVORSHIP LEDGER
                      PREPARED FOR INFORCE POLICY #3779931

W & P WEINER                                            W & P WEINER
FEMALE NONSMOKER, AGE 39                                MALE NONSMOKER, AGE 43

$20000000 MANULIFE FINANCIAL'S SURVIVORSHIP LIFE AT 95 - B84     $115020.00
          SINGLE CEO II RIDER                                      $374651.00
-----------------------------------------------------------------------------

$20000000 TOTAL INITIAL INSURANCE        INITIAL ANNUAL PREMIUM    $489671.00

     DIVIDENDS BUY PUA'S FOR 10 YEARS, THEREAFTER DIVIDENDS REDUCE PREMIUMS
                     WITH EXCESS APPLIED TO PURCHASE PUA'S


 ********* THIS PROPOSAL ASSUMES A DECREASE IN THE INSURANCE AMOUNT ********* ** PLEASE REFER TO THE FACE DECREASE SECTION OF THE FOOTNOTES FOR DETAILS **



                                                                  CASH        TOTAL       TIO           PUA        TOTAL
        GROSS     CASH      ANNUAL    DIVIDEND        TOTAL       VALUE        CASH      DEATH         DEATH       DEATH
        ANNUAL   PREMIUM   DIVIDEND   ON PUA'S       DIVIDEND    OF PUA'S     VALUE      BENEFIT      BENEFIT     BENEFIT
 YEAR   PREMIUM    DUE    BEG OF YR   BEG OF YR      BEG OF YR   BEG OF YR   END OF YR  BEG OF YR     BEG OF YR   BEG OF YR
 ----   -------    ---    ---------   ---------      ---------   ---------   ---------  ---------     ---------   ---------
  10    115020       0            0           0       66400             0      865200          0             0    20000000
  11     86270   20630        66000           0       66000        216660      983160          0        776186    15776186
  12     86270       0        49500        8640       56140        196278     1086528          0        678888    15678888
  13     86270       0        49800        7825       57625        174606     1195206          0        583210    15583210
  14     86270       0        52200        6960       59160        153657     1311057          0        495744    15495744
        -------  -----    ---------                 -------
        460100   20630       217500                  307324

  15     86270       0        54900        6123       61023        133794     1434894          0        417047    15417047
  16     86270       0        57750        5330       63080        115255     1567255          0        347191    15347190
  17     86270       0        60150        4590       64740         97703     1708103          0        284499    15284499
  18     86270       0        62700        3890       66590         81369     1857969          0        229092    15229092
  19     86270       0        65400        3239       68639         66504     2017554          0        181084    15181084
        -------  -----    ---------                 -------
        891450   20630       518400                  631398

  20     86270       0        68250        2647       70897         53375     2187575          0        140591    15140551
  21     86270       0        71250        2124       73374         42268     2368318          0        107723    15107723
  22     86270       0        74350        1681       75931         33335     2560385          0         82223    15082223
  23     86270       0        77550        1326       78976         27041     2763941          0         64567    15064567
  24     86270       0        81000        1075       82075         23729     2979479          0         54867    15054867
        -------  -----    ---------                 -------
       1322800   20630       890700                 1012550

  25     86270       0        84450         943       85393         23619     3206769          0         52903    15052903
  26     86270       0        84450         938       85388         23489     3442439          0         50989    15050989
  27     86270       0        84450         933       85383         23339     3686638          0         49122    15049122
  28     86270       0        84450         926       85376         23167     3939217          0         47297    15047297
  29     86270       0        84450         919       85369         22971     4200471          0         45512    15045512
        -------  -----    ---------                 -------
       1754150   20630      1312950                 1439460


             THIS PROPOSAL IS ONLY VALID IF ALL PAGES ARE INCLUDED

FEBRUARY 1, 1996                   V2.3U1 JDB                      PAGE 1 OF 7

                          ADVANCED SURVIVORSHIP LEDGER
                      PREPARED FOR INFORCE POLICY #3779931

W & P WEINER                                            W & P WEINER
FEMALE NONSMOKER, AGE 39                                MALE NONSMOKER, AGE 43

$20000000 MANULIFE FINANCIAL'S SURVIVORSHIP LIFE AT 95 - B84     $115020.00
          SINGLE CEO II RIDER                                      $374651.00
-----------------------------------------------------------------------------

$20000000 TOTAL INITIAL INSURANCE        INITIAL ANNUAL PREMIUM    $489671.00

     DIVIDENDS BUY PUA'S FOR 10 YEARS, THEREAFTER DIVIDENDS REDUCE PREMIUMS
                     WITH EXCESS APPLIED TO PURCHASE PUA'S


 ********* THIS PROPOSAL ASSUMES A DECREASE IN THE INSURANCE AMOUNT ********* ** PLEASE REFER TO THE FACE DECREASE SECTION OF THE FOOTNOTES FOR DETAILS **



                                                                  CASH        TOTAL       TIO           PUA        TOTAL
        GROSS     CASH      ANNUAL    DIVIDEND        TOTAL       VALUE        CASH      DEATH         DEATH       DEATH
        ANNUAL   PREMIUM   DIVIDEND   ON PUA'S       DIVIDEND    OF PUA'S     VALUE      BENEFIT      BENEFIT     BENEFIT
 YEAR   PREMIUM    DUE    BEG OF YR   BEG OF YR      BEG OF YR   BEG OF YR   END OF YR  BEG OF YR     BEG OF YR   BEG OF YR
 ----   -------    ---    ---------   ---------      ---------   ---------   ---------  ---------     ---------   ---------

  30      86270      0        84450        911          85361      22750      4470700          0        43763     15043763
  31      86270      0        84450        902          85352      22502      4749603          0        42047     15042047
  32      86270      0        84450        891          85341      22227      5036577          0        40361     15040361
  33      86270      0        84450        880          85330      21920      5330871          0        38702     15038702
  34      86270      0        84450        867          85317      21579      5630979          0        37066     15037066
        -------  -----     --------                  --------
        2185500  20630      1735200                   1866162

  35      86270      0        84450        853          85303      21299      5935700          0        35449     15035449
  36      86270      0        84450        838          85288      20777      6244127          0        33849     15033849
  37      86270      0        84450        820          85270      20310      6555510          0        32261     15032261
  38      86270      0        84450        801          85251      19795      6868954          0        30682     15030682
  39      86270      0        84450        780          85230      19231      7184281          0        29109     15029109
        -------  -----     --------                  --------
        2616850  20630      2157450                   2292505

  40      86270      0        84450        758          85208      16614      7500765          0        27537     15027537
  41      86270      0        84450        733          85183      17944      7817345          0        25964     15025964
  42      86270      0        84450        706          85156      17218      8133118          0        24386     15024386
  43      86270      0        84450        677          85127      16432      8446432          0        22799     15022799
  44      86270      0        84450        645          85095      15585      8756235          0        21201     15021201
        -------  -----     --------                  --------
        3048200  20630      2579700                   2718273

  45      86270      0        84450        611          85061      14673      9061923          0        19588     15019588
  46      86270      0        84450        575          85025      13694      9363644          0        17955     15017955
  47      86270      0        84450        536          84986      12648      9663498          0        16301     15016301
  48      86270      0        84450        495          84945      11533      9964033          0        14621     15014621
  49      86270      0        84450        451          84901      10350     10268700          0        12913     15012913
        -------  -----     --------                  --------
        3479550  20630      3001950                   3143192





             THIS PROPOSAL IS ONLY VALID IF ALL PAGES ARE INCLUDED

FEBRUARY 1, 1996                   V2.3U1 JDB                      PAGE 2 OF 7

                          ADVANCED SURVIVORSHIP LEDGER
                      PREPARED FOR INFORCE POLICY #3779931

W & P WEINER                                            W & P WEINER
FEMALE NONSMOKER, AGE 39                                MALE NONSMOKER, AGE 43

$20000000 MANULIFE FINANCIAL'S SURVIVORSHIP LIFE AT 95 - B84     $115020.00
          SINGLE CEO II RIDER                                      $374651.00
-----------------------------------------------------------------------------

$20000000 TOTAL INITIAL INSURANCE        INITIAL ANNUAL PREMIUM    $489671.00

     DIVIDENDS BUY PUA'S FOR 10 YEARS, THEREAFTER DIVIDENDS REDUCE PREMIUMS
                     WITH EXCESS APPLIED TO PURCHASE PUA'S


 ********* THIS PROPOSAL ASSUMES A DECREASE IN THE INSURANCE AMOUNT ********* ** PLEASE REFER TO THE FACE DECREASE SECTION OF THE FOOTNOTES FOR DETAILS **



                                                                  CASH        TOTAL       TIO           PUA        TOTAL
        GROSS     CASH      ANNUAL    DIVIDEND        TOTAL       VALUE        CASH      DEATH         DEATH       DEATH
        ANNUAL   PREMIUM   DIVIDEND   ON PUA'S       DIVIDEND    OF PUA'S     VALUE      BENEFIT      BENEFIT     BENEFIT
 YEAR   PREMIUM    DUE    BEG OF YR   BEG OF YR      BEG OF YR   BEG OF YR   END OF YR  BEG OF YR     BEG OF YR   BEG OF YR
 ----   -------    ---    ---------   ---------      ---------   ---------   ---------  ---------     ---------   ---------

  50     86270       0       84450        405           84555        9098     10581548          0         11175    15011175
  51     86270       0       84450        356           84806        7777     10904977          0          9404    15009404
  52     86270       0       84450        304           84754        6384     11235234          0          7600    15007600
  53     86270       0       84450        250           84700        4916     11586116          0          5760    15005760
  54     86270       0       84450        192           84642        3368     11960162          0          3883    15003883
       -------   -----     -------                   --------
       3910900   20630     3424200                    3566949

  55     86270       0       84450        132           84582        1736     12359786          0          1969    15001969
  56     86270       0       84450         68           84518          12     12790512          0            14    15000014
  57         0       0       84450          0           84450       84463     13159364          0         92719    15092719
  58         0       0       19350       3295           22645      108219     13490620          0        117255    15117255
  59         0       0       19800       4224           24024      133739     13836840          0        142930    15142930
       -------   -----     -------                   --------
       4083440   20630     3716700                    3867168

  60         0       0       20250       5221           25471      161084     14175784          0        169775    15169775
       -------   -----     -------                   --------
       4083440   20630     3736950                    3892639






             THIS PROPOSAL IS ONLY VALID IF ALL PAGES ARE INCLUDED

FEBRUARY 1, 1996                   V2.3U1 JDB                      PAGE 3 OF 7

                               INFORCE POLICY REVIEW



                                             PROPOSAL DATE: FEBRUARY 1, 1996



                                             PLAN: SURVIVORSHIP LIFE AT 95 -B84
LIFE INSUREDS: W & P WEINER                  RIDERS: SINGLE CEO
POLICY NUMBER: 3779931
DATE POLICY ISSUED: FEBRUARY 1, 1987         NON-SMOKER: YES
ISSUE AGE: 39                                LOAN INTEREST RATE: VARIABLE
CURRENT POLICY YEAR: 10
CURRENT ANNUALIZED PREMIUM: $115020.00



POLICY BENEFITS
---------------

CURRENT DEATH BENEFIT (DIVIDEND INCLUDED): $20000000 LESS TOTAL LOAN. CASH VALUE AT THE END OF THE CURRENT YEAR: $865200 LESS TOTAL LOAN.



POLICY LOANS
------------

THIS PROPOSAL ASSUMES THAT NO LOANS WERE OUTSTANDING ON THIS POLICY AS OF AUGUST 1, 1996,



DIVIDENDS
---------

ANNUAL DIVIDEND AT LAST ANNIVERSARY: $66400.00



VANISH
------

THIS PROPOSAL ASSUMES THAT $66400.00 WAS SURRENDERED TO PAY THE PREMIUM AT THE BEGINNING OF THE YEAR.



POLICY VALUES
-------------

THE SINGLE CEO RIDER PREMIUM SHOWN IN THE HEADING OF THIS PROPOSAL REPRESENTS THE SINGLE PREMIUM APPLIED FOR AT THE TIME OF ISSUE. HOWEVER, THE ACTUAL SINGLE CEO PREMIUM PAID MAY BE EQUAL TO OR LESS THAN THE STATED CEO SINGLE PREMIUM. THE VALUES ILLUSTRATED ABOVE ARE BASED ON THE ACTUAL CEO SINGLE PREMIUM PAID.




A POLICY FROM MANULIFE FINANCIAL IS BACKED BY OVER 100 YEARS OF EXPERIENCE AND EXPERTISE.

             THIS PROPOSAL IS ONLY VALID IF ALL PAGES ARE INCLUDED

FEBRUARY 1, 1996                     V2.3U1 JDB                     PAGE 4 OF 7

                    IMPORTANT INFORMATION ABOUT THIS PROPOSAL

Manulife Financial has a reputation for its financial integrity and for providing solid, long term value to our policyholders. In keeping with that tradition, we encourage our clients to fully examine and understand the assumptions used in a life insurance proposal.

This proposal is not a contract; we recommend that you refer to your policy for a complete explanation of your policy benefits.


GUARANTEES

ONLY THOSE PREMIUMS AND VALUES LABELLED AS 'GUARANTEED' IN THIS PROPOSAL WILL BE CONTRACTUALLY GUARANTEED IN YOUR POLICY.


DIVIDENDS

ILLUSTRATED DIVIDENDS, AND ALL VALUES DEPENDING ON ILLUSTRATED DIVIDENDS, ARE BASED ON THE JULY 1995 DIVIDEND SCALE. THEY ARE NEITHER GUARANTEES NOR ESTIMATES OF FUTURE DIVIDENDS.


PREMIUM

Premiums cease at the earlier of second death or the youngest surviving life reaching age 95.

This proposal assumes all previous premiums have been paid in full.

Premiums due, when reduced by dividends, may vary substantially from the illustrated premiums due, depending on the actual dividends paid in future years.


VANISHING PREMIUMS

THE POLICY ILLUSTRATED REQUIRES THAT PREMIUMS BE PAID EACH YEAR WITHOUT LIMITATION. HOWEVER, IT IS POSSIBLE THAT AT SOME FUTURE DATE, DIVIDENDS, AND IF NECESSARY, THE SURRENDER OF PAID UP ADDITIONS MAY BECOME SUFFICIENT TO PAY CURRENT AND FUTURE PREMIUMS DUE. THE PROPOSAL SHOWS THIS BY INDICATING A TIME WHEN PREMIUMS 'VANISH'.

IF ACTUAL DIVIDENDS ARE LOWER THAN ILLUSTRATED, YOU WOULD HAVE TO PAY PREMIUMS BEYOND THE DATE AT WHICH THIS PROPOSAL SHOWS THAT PREMIUMS MIGHT 'VANISH'. FOR POLICIES WHERE PREMIUMS HAVE ALREADY 'VANISHED', FUTURE PREMIUMS COULD BE REQUIRED.

              THIS PROPOSAL IS ONLY VALID IF ALL PAGES ARE INCLUDED

FEBRUARY 1, 1996                      V2.3U1 JDB                    PAGE 5 OF 7

                       IMPORTANT INFORMATION ABOUT THIS PROPOSAL

LOANS AND SURRENDERS

The dividends shown in this proposal reflect the loans and loan interest rates as illustrated. Actual policy dividends will vary according to actual loan interest rates and loan activity.

THE LOAN INTEREST RATE ILLUSTRATED IS 7.25% AND MAY DIFFER FROM THE CURRENT
RATE.

MANULIFE FINANCIAL RESERVES THE RIGHT TO INCREASE OR DECREASE THE POLICY LOAN INTEREST RATE AT EACH POLICY ANNIVERSARY - SUCH RATE WILL NEVER EXCEED THE MAXIMUM PERMITTED BY STATE LAW.

TAXATION

The Individual's illustrated tax bracket is 28%.

This proposal may not fully reflect your actual tax or accounting situation. We suggest that you consult your professional advisors regarding the interpretation of current and proposed tax laws an accounting principles.

PROPOSAL DESIGN

This proposal assumes older life dies in year 99. This proposal assumes younger life dies in year 99.

ALTERNATE PROPOSALS

CURRENT INTEREST RATE TRENDS INDICATE THAT DIVIDEND SCALES AT MANULIFE FINANCIAL AND THROUGHOUT THE LIFE INSURANCE INDUSTRY WILL BE REDUCED IN THE FUTURE. AS VALUES ILLUSTRATED ON THIS OR ANY OTHER POLICY ARE SENSITIVE TO CHANGES IN THE DIVIDEND SCALE, AND IN KEEPING WITH OUR POLICY OF FULL DISCLOSURE TO OUR POLICYHOLDERS, MANULIFE FINANCIAL RECOMMENDS THAT YOU REVIEW AN ADDITIONAL ILLUSTRATION(S) THAT WILL DEMONSTRATE THE SENSITIVITY OF PRODUCT VALUES TO LOWER DIVIDEND SCALES THAN CURRENTLY CREDITED.

               THIS PROPOSAL IS ONLY VALID IF ALL PAGES ARE INCLUDED


FEBRUARY 1, 1996                     V2.3U1 JDB                      PAGE 6 OF 7

                     IMPORTANT INFORMATION ABOUT THIS PROPOSAL

FACE DECREASE

THIS PROPOSAL IS ILLUSTRATED WITH A FACE AMOUNT REDUCTION FROM $20000000 TO $15000000 IN YEAR 11.

ONCE THE FACE AMOUNT REDUCTION HAS BEEN PROCESSED, IF ADDITIONAL COVERAGE IS NEEDED IN THE FUTURE, THE INSURED WOULD NEED TO SUBMIT A NEW APPLICATION FOR INSURANCE WHICH WILL REQUIRE MEDICAL EVIDENCE. THE NEW INSURANCE WILL BE BASED ON THE INSURED'S AGE AT THAT TIME.

THIS PROPOSAL DOES NOT REFLECT ANY TAX CONSEQUENCES OR POLICY CHANGE FEES RESULTING FROM THE PARTIAL SURRENDER TO REDUCE THE FACE AMOUNT.

This proposal assumes that the cash value allowance of $216,299.98 resulting from the partial surrender to reduce the face amount is used to purchase paid up additions.

YOU SHOULD CAREFULLY REVIEW THE FULL PROPOSAL INCLUDING THE SECTION ENTITLED 'IMPORTANT INFORMATION ABOUT THIS PROPOSAL'.


               THIS PROPOSAL IS VALID ONLY IF ALL PAGES ARE INCLUDED

FEBRUARY 1, 1996                   V2.3U1 JDB                      PAGE 7 OF 7